UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): February 3, 2023

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

729 N. Washington Ave., Suite 600 Minneapolis, MN	55401
(Address of Principal Executive Offices)	(Zip Code)

(612) 562-9447

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	FOXO	NYSE American

Warrants, each warrant exercisable for one share of Class A Common Stock for $11.50 per share	FOXO WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 3, 2023 (the “Closing Date”), FOXO Technologies Inc. (the “Company”) consummated the previously announced sale of FOXO Life Insurance Company (fka Memorial Insurance Company of America), an Arkansas corporation and wholly-owned subsidiary of the Seller (as defined below) (“FOXO Life”), which holds an Arkansas insurance license and statutory capital and surplus amounts, to Security National Life Insurance Company (the “Buyer”), pursuant to that certain Merger Agreement, dated as of January 10, 2023, by and among the Buyer, FOXO Life, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (the “Seller”), the Company, and FOXO Life. Pursuant to the Merger Agreement, on the Closing Date, FOXO Life merged with and into the Buyer, with the Buyer continuing as the surviving corporation (the “Merger”).

At the closing, all of Seller’s shares were cancelled and retired and ceased to exist in exchange for the assignment to the Seller of FOXO Life’s statutory capital and surplus amount of $5,002,256, as of the Closing Date, minus $200,000 (the “Merger Consideration”). As of the date of this Current Report on Form 8-K, the Company has $100,000 of statutory capital and surplus amounts that it is in process of accessing. The Company expects to be able to access the remaining $100,000 of statutory capital and surplus amounts shortly after the Closing Date.

Pursuant to the Merger Agreement, at the closing, the Seller paid the Buyer’s third-party out-of-pocket costs and expenses of $50,849, including counsel fees and filing fees, incurred in connection with the Merger and the Merger Agreement at the closing. After the Merger Consideration and Buyer’s third party expenses, the transaction resulted in the Company gaining access to $4,651,407 that was previously held as statutory capital and surplus pursuant to the Arkansas Code.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is incorporated by reference from Exhibit 2.1 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 12, 2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

By:	/s/ Tyler Danielson
Name: Tyler Danielson
Title: Interim Chief Executive Officer

Date: February 8, 2023

2